SUPPLEMENT TO THE PROSPECTUS Supplement dated March 2, 2024, to the Prospectus dated November 28, 2023.

MFS® Emerging Markets Equity Research Fund

Effective March 24, 2024, the seventh paragraph in the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

Effective March 24, 2024, the risk entitled "Non-Diversification Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:

If MFS invests a significant percentage of the fund's assets in a single issuer or small number of issuers, the fund’s performance could be more volatile than the performance of more diversified funds.

Effective March 24, 2024, the eighth paragraph in the section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

MFS may invest a significant percentage of the fund’s assets in a single issuer or a small number of issuers.

Effective March 24, 2024, the risk entitled "Non-Diversification Risk" under the sub-heading entitled "Principal Risks" under the main heading entitled "Investment Objective, Strategies, and Risks" is restated in its entirety as follows:

If MFS invests a significant percentage of the fund’s assets in a single issuer or small number of issuers, the fund’s performance will be affected by economic, industry, political, regulatory, geopolitical, environmental, public health, and other conditions that impact that one issuer or issuers, could be closely tied to the value of that issuer or issuers, and could be more volatile than the performance of more diversified funds.

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